UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): August 15, 2019

Monaker Group, Inc.

(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-38402	26-3509845
(Commission File Number)	(I.R.S. Employer Identification No.)

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

(Address of principal executive offices zip code)

(954) 888-9779

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 Par Value Per Share	MKGI	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Stockholder Approval of Amendments to the Monaker Group, Inc. 2017 Equity Incentive Plan

On August 15, 2019, Monaker Group, Inc. (“we”, “us” or the “Company”) held its combined 2019/2020 Annual Meeting of Stockholders (the “Meeting”). At the Meeting, the stockholders of the Company approved amendments to the Company’s 2017 Equity Incentive Plan (the “2017 Plan”) to (a) increase by 1.5 million the number of shares of common stock reserved for issuance under the 2017 Plan; and (b) clarify the effect that shares of common stock surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding or other requirements will have on the number of shares available for future grants under the 2017 Plan. The Company’s stockholders approved the amendments to the 2017 Plan in accordance with the voting results set forth below under Item 5.07. The amendments to the 2017 Plan were originally approved by the Board of Directors of the Company on June 26, 2019, subject to stockholder approval.

On August 25, 2017, the Board of Directors adopted, subject to the ratification by the majority stockholders of the Company, which ratification occurred on September 13, 2017, the 2017 Plan.

The material terms of the 2017 Plan were described in the Company’s Proxy (defined below in Item 5.07) under the caption “Proposal 2 – Amendment to the Monaker Group, Inc. 2017 Equity Incentive Plan”. The 2017 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the 2017 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2017 Plan are not intended to qualify as incentive stock options under the Code.

The above description of the 2017 Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2017 Plan, which is attached as Exhibit 10.1 hereto and is incorporated by reference into this Item 5.02.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Meeting, an aggregate of 4,804,610 shares of voting stock, or 44.8% of our 10,713,806 total outstanding voting shares as of June 20, 2019, the record date for the Meeting (the “Record Date”), were present at or were voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on June 27, 2019 (the “Proxy”)), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1	For	Withhold
Election of Directors
William Kerby	4,676,561	3,459
Donald P. Monaco	4,673,561	6,459
Pat LaVecchia	4,642,222	37,798
Doug Checkeris	4,595,971	84,049
Simon Orange	4,587,277	92,743
Rupert Duchesne	4,667,697	12,323
Jamie Mendola	3,749,588	930,432

Proposal 2	For	Against	Abstain*
To approve an amendment to our 2017 Equity Incentive Plan, to (a) increase by 1.5 million the number of shares of common stock reserved for issuance under the plan; and (b) clarify the effect that shares of common stock surrendered or withheld to pay the exercise price of a stock option or to satisfy tax withholding or other requirements will have on the number of shares available for future grants under the plan.	3,376,243	219,171	1,084,606

Proposal 3	For	Against	Abstain*
The ratification of the appointment of Thayer O’Neal Company, LLC, as the Company’s independent auditors for the fiscal years ending February 29, 2020 and February 28, 2019.	4,703,409	1,201	-

Proposal 4	For	Against	Abstain*
To approve, by non-binding vote, the compensation of the Company’s named executive officers.	3,666,806	45,005	968,209

Proposal 5	One Year	Two Years	Three Years	Abstain*
To recommend, by non-binding vote, the frequency of holding advisory votes on compensation of the Company’s named executive officers.	425,158	3,501	3,141,752	1,084,609

Proposal 6	For	Against	Abstain*
To approve the adjournment of the annual meeting, if necessary or appropriate, to solicit additional proxies.	4,502,038	177,982	-

Proposal 7	For	Against	Abstain*
The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.	4,521,073	158,646	301

* There were no Broker Non-Votes on these proposals.

As a result of the above voting, each of the seven (7) director nominees were duly appointed to the Board of Directors by a plurality of the votes cast (there was no solicitation in opposition to management’s nominees as listed in the proxy statement), each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal; proposals 2 through 4 (notwithstanding the fact that Proposal 4 is non-binding) and proposal 7, which each required the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote, were validly approved by the Company’s stockholders; and proposal 6 was approved by a majority of the shares of stock entitled to vote which are present, in person or by proxy at the Meeting and was validly approved by the Company’s stockholders. In connection with Proposal 5, which is non-binding, “three years” received the greatest number of stockholder votes. Notwithstanding the approval of Proposal 7, no other business was proposed, voted on, or approved, at the Meeting, other than those proposals as set forth in the Proxy.

The biographical information of Mr. Rupert Duchesne and Mr. Jamie Mendola, who were newly appointed as directors at the Meeting, is included in the Proxy Statement under “Proposal 1 Election of Directors”.

The Company’s Board of Directors has considered the outcome of the advisory vote on the frequency of future say on pay votes and has determined, as was recommended with respect to this proposal by the Company’s Board of Directors in the proxy statement for the Meeting, and in connection with the option that received the highest number of votes, that the Company will hold future say on pay votes every three years, until the occurrence of the next advisory vote on the frequency of say on pay votes. The next advisory vote regarding the say on pay and the frequency of say on pay votes is anticipated to occur at the Company’s 2023 Annual Meeting of Stockholders.

The Board of Directors, on August 15, 2019, appointed the following persons to the Committees of the Board of Directors:

Board Committee Membership

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
William Kerby
Donald P. Monaco (1)
Pat LaVecchia	X	C	M
Doug Checkeris	X	M	M	C
Simon Orange	X		M
Rupert Duchesne	X	M		M
Jamie Mendola	X		C	M

(1) – Chairman of Board of Directors.

C – Chairman of Committee.

M – Member.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Monaker Group, Inc. Amended and Restated 2017 Equity Incentive Plan

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONAKER GROUP, INC.

Date: August 19, 2019	By:	/s/ William Kerby
		Name:	William Kerby
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Monaker Group, Inc. Amended and Restated 2017 Equity Incentive Plan

* Filed herewith.